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                                                                 Exhibit 10.30

                              SECURITY AGREEMENT

                            (EQUIPMENT & MACHINERY)


                                January 6, 1995

     Kewaunee Scientific Corporation, 2700 West Front Street, Iredell County, Statesville, North Carolina (hereinafter called "Debtor"), for valuable consideration, receipt of which is hereby acknowledged, hereby grants to The CIT Group/Business Credit, Inc., 201 South Tryon Street, Charlotte, North Carolina (hereinafter called "Secured Party"), a security interest in all forms and kinds of equipment and machinery (including any classified as fixtures) now owned or hereafter acquired by the Debtor, wherever located and including the proceeds and products thereof and any and all additions, accessions, replacements and substitutions thereto or therefor (all hereinafter called the "Collateral") to secure all obligations of Debtor to Secured Party under the Accounts Receivable Financing Agreement and the Accounts Receivable Finance Agreement Supplement - Inventory.

     This agreement and the Collateral also secure any and all other obligations or liabilities, direct or indirect, absolute or contingent, now existing or hereafter arising, of Debtor (including any parent, subsidiary or affiliate of Debtor) to Secured Party (including any parent, subsidiary or affiliate of Secured Party), all, including those referenced specifically above, hereinafter called the "Obligations", including, without limitation, any future advances made by Secured Party to Debtor or any extensions, revision, deferment or refinancing of the balance owing on the above mentioned note or other Obligations. However, Secured Party will not prohibit a commercially reasonable sale of the Collateral located in Lockhart, Texas, provided that the proceeds from such sale are remitted directly to Secured Party to reduce any indebtedness owed by the Debtor to Secured Party whether owed directly or indirectly and from whatever source whatsoever.

     The security interest granted and created in the Collateral shall extend and attach to the entire Collateral presently in existence and which is owned by Debtor or in which Debtor has an interest, and to all Collateral which Debtor may purchase or in which Debtor may acquire an interest at any time and from time to time in the future.
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     The Debtor hereby warrants and covenants that:

     1. The Collateral is presently located (unless a different address is stated herein) and shall be kept at 2700 West Front Street, Iredell County, Statesville, North Carolina, 901 Farm Road 20, Caldwell County, Lockhart, Texas, and 1902 Clayton Street, Statesville, North Carolina.

     2.  The Collateral will be used primarily for business purposes.

     3. If the Collateral is to be attached to real estate, the name of the record owner of the real estate and a description of the real estate is attached hereto and made a part here as Exhibit A and if the Collateral is attached or is to be attached to real estate, the Debtor, on demand of the Secured Party, shall furnish the latter with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the Collateral which is prior to the Secured Party's interest. The Debtor agrees to notify the Secured Party in writing of any intended sale, mortgage or conveyance of the realty and to give written notice of the terms and conditions of this contract to any prospective purchaser, mortgagee or grantee of said realty and a copy of such notice to the Secured Party.

     4. If certificates of title are issued or outstanding in respect to any of the Collateral, Debtor shall cause the interest of the Secured Party to be properly noted thereon.

     5. The Debtor shall not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the prior written consent of the Secured Party.

     6. No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office, except as may be specifically set forth on Exhibit B (if none show "none" on Exhibit B). The Debtor shall immediately notify the Secured Party in writing of any change in address from that shown in this agreement and shall also upon demand furnish to the Secured Party such further information and shall execute and deliver to the Secured Party such financing statements and other papers and shall do all such acts and things as the Secured Party may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the

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Obligations, subject to no prior liens or encumbrances, except as may be specifically set forth on an attached schedule.

     7. The Debtor shall keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonably require, including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as the Secured Party may approve, losses in all cases to be payable to the Secured Party and the Debtor as their interests may appear. All policies of insurance shall provide for at least ten days prior written notice of cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. It is agreed that the avails of all such insurance, if any loss should occur, may be applied by the Secured Party to the payment of the Obligations hereby secured or to the replacement of any of the Collateral damaged or destroyed, as Secured Party may elect or direct. The Secured Party may act as attorney for the Debtor in making, adjusting and settling claims under and canceling such insurance and endorsing the Debtor's name on any drafts drawn by insurers of the Collateral.

     8. Except to the extent disclosed in accordance with paragraph 6 above, the Debtor shall keep the Collateral free from any adverse lien, security interest or encumbrance and in good order and repair, shall not waste or destroy the goods or any part thereof and shall not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. The Secured Party may examine and inspect the Collateral at any reasonable time or times wherever located.

     9. The Debtor shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this agreement.

     10. The Debtor authorizes the Secured Party in its discretion to discharge taxes, liens or security interests, or other encumbrances at any time levied or placed on the Collateral, to place and pay for insurance thereon, to order and pay for the repair, maintenance and preservation thereof, and to pay any necessary filing or recording fees. Any amount so

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expended by the Secured Party pursuant to the foregoing authorization shall become additional indebtedness bearing interest at the rate set forth on the front hereof, or if no rate is set forth, at the highest rate being paid by Debtor to Secured Party under any agreement secured hereby, and shall be payable upon the demand of the Secured Party. Also, if at any time or times hereafter Secured Party employs counsel for advice with respect to this agreement, or to intervene, file a petition, answer, motion or other pleadings in any suit or proceeding relating to this agreement or the Collateral, or to represent Secured Party in any pending or threatened litigation with respect to payment of Debtor's obligations, then in any of such events, all of the reasonable attorney's fees arising from such services, and any expenses relating thereto, will be an additional indebtedness owing hereunder by Debtor to Secured Party, bearing interest as in this paragraph set forth. Until default, the Debtor may have possession of the Collateral and use the same in any lawful and reasonable manner not inconsistent with this agreement.

     11. If Debtor and Secured Party hereunder are parties to a factoring agreement or accounts receivable financing agreement, whether entered into prior to, subsequent to or contemporaneously with this agreement, and said factoring agreement or accounts receivable financing agreement is terminated for any reason by either party thereto, then the Obligations secured hereby shall become due immediately upon demand and at the option of Secured Party, and failure to pay said Obligations on demand shall constitute an event of default hereunder.

     12. Upon the occurrence of any of the following events or conditions, namely (a) default in the payment or performance of any of the Obligations or of any covenant or liability contained or referred to herein; (b) any warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Debtor in connection with this agreement proving to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, or destruction of Secured Party's Collateral, which is not, in Secured Party's sole opinion, adequately insured; or Secured Party, in its sole opinion, does not believe that it will receive adequate compensation as loss payee under any applicable insurance policy pertaining to said Collateral;
(d) sale or encumbrance to, or of, any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon; (e) if the Secured Party deems

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itself insecure; and (f) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Debtor or any guarantor or surety for the Debtor; thereupon, or at any time thereafter (such default not having previously been cured) the Secured Party at its option may declare all of the Obligations to be immediately due and payable and shall then have the remedies of a Secured Party under the Uniform Commercial Code, including without limitation thereto the right to take possession of the Collateral and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of, assemble and remove the same therefrom. The Secured Party may require the Debtor to assemble and make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give the Debtor at least seven days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses (15% of the balance, if permitted by law).

     13. This agreement and the security interest in the Collateral created hereby shall terminate when the Obligations have been paid in full. No waiver by the Secured Party of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns; and all Obligations of the Debtor shall bind the heirs, legal representatives, successors and assigns of the Debtor. If there be more than one Debtor, their Obligations hereunder shall be joint and several. This agreement shall take effect as a sealed instrument.

     14. If and to the extent that applicable laws confer any rights or impose any duties inconsistent with or in addition to any of the provisions of this agreement, the affected provisions

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shall be considered amended to conform thereto, but all other provisions hereof shall remain in full force and effect.

     IF SECURED PARTY USES LEGAL PROCESS, CONTRACTUAL OR OTHER REMEDY TO OBTAIN POSSESSION OF THE COLLATERAL, DEBTOR HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ANY RIGHT TO ANY NOTICE OF HEARING AND/OR HEARING TO WHICH DEBTOR MIGHT OTHERWISE BE ENTITLED PRIOR TO RECOVERY OF COLLATERAL BY SECURED PARTY.

     IN WITNESS WHEREOF, the Debtor and the Secured Party have executed this agreement the year and day above shown, and the Debtor hereby acknowledges receipt of a fully completed copy.


                                       KEWAUNEE SCIENTIFIC CORPORATION
ATTEST:                                (Debtor)


/s/  Robert M. Cecchini                By:  /s/ Eli Manchester, Jr.
- ----------------------------                -----------------------------
     Secretary
                                       Its: President & CEO
     (Corporate Seal)                       -----------------------------


Accepted at Charlotte, North Carolina
this 6th day of January, 1995.

THE CIT GROUP/BUSINESS CREDIT, INC.


By:  /s/ Jerry N. Jones
     -----------------------

Its: Sr. V.P.
     -----------------------


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